SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2004 (August 10, 2004)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 7.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated August 10, 2004

Item 12.          Results of Operations and Financial Condition.

On August 10, 2004 , the registrant publicly released the registrant's financial results for the second quarter of 2004 as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: August 11, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated August 10, 2004